SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2004

EQUITY OFFICE PROPERTIES TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-13115	36-4151656
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

EOP OPERATING LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Delaware	1-13625	36-4156801
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2 North Riverside Plaza
Suite 2100
Chicago, Illinois
(Address of principal executive	60606
offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 466-3300

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Issuance of $800,000,000 Aggregate Principal Amount of 4.65% Notes due 2010 and $200,000,000 Aggregate Principal Amount of Floating Rate Notes due 2010

     On October 7, 2004, EOP Operating Limited Partnership, or EOP Partnership, issued $800,000,000 aggregate principal amount of 4.65% Notes due October 1, 2010 (the “Fixed Rate Notes”) and $200,000,000 aggregate principal amount of Floating Rate Notes due October 1, 2010 (the “Floating Rate Notes”) (collectively, the “Notes”). The Notes are fully and unconditionally guaranteed as to the payment of principal and interest by Equity Office Properties Trust, or Equity Office, EOP Partnership’s general partner. The Notes were issued pursuant to an underwriting agreement dated October 4, 2004, a copy of which is attached to this form as Exhibit 1.1. A copy of Equity Office’s press release announcing the issuance of the Notes, dated October 7, 2004, is attached to this form as Exhibit 99.1 and, except for the last sentence thereof, is incorporated herein by reference.

EOP Partnership InterNotes Medium-Term Note Program

     In connection with the issuance from time to time of up to $500,000,000 aggregate principal amount of EOP Partnership InterNotes under EOP Partnership’s medium-term note program, the updated ratios of earnings to fixed charges for each of Equity Office and EOP Partnership through the six months ended June 30, 2004 contained under the caption “Ratios of Earnings to Fixed Charges” on page S-6 of the prospectus for the Notes dated October 4, 2004 filed by Equity Office and EOP Partnership with the Securities and Exchange Commission on October 6, 2004 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

Not applicable

(b)	Pro Forma Financial Information

Not applicable

(c)	Exhibits

The exhibits required by this item are set forth on the Exhibit Index attached hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY OFFICE PROPERTIES TRUST

Date: October 7, 2004	By:	/s/ Stanley M. Stevens

Stanley M. Stevens
Executive Vice President and Chief
Legal Counsel

EOP OPERATING LIMITED PARTNERSHIP

	By:	Equity Office Properties Trust, its
general partner

Date: October 7, 2004	By:	/s/ Stanley M. Stevens Stanley M. Stevens
Executive Vice President and Chief
Legal Counsel

EXHIBIT INDEX

Exhibit	Document
1.1	Underwriting Agreement, dated October 4, 2004, by and among EOP Operating Limited Partnership, Equity Office Properties Trust and Citigroup Global Markets Inc., Morgan Stanley & Co. Incorporated and UBS Securities LLC, for themselves and as representatives of the other underwriters named on Schedule A thereto

4.1	Indenture, dated August 29, 2000, by and between EOP Operating Limited Partnership and U.S. Bank National Association (formerly known as U.S. Bank Trust National Association) (incorporated by reference to Exhibit 4.1 to EOP Operating Limited Partnership’s Registration Statement on Form S-3, as amended (SEC File No. 333-43530))

4.2	First Supplemental Indenture, dated June 18, 2001, among EOP Operating Limited Partnership, Equity Office Properties Trust and U.S. Bank National Association (formerly known as U.S. Bank Trust National Association) (incorporated by reference to Exhibit 4.2 to Equity Office Properties Trust’s Registration Statement on Form S-3, as amended (SEC File No. 333-58976))

4.3	$500,000,000 Fixed Rate Note and related Guarantee (another $300,000,000 Fixed Rate Note and related Guarantee, identical in all material respects to the Fixed Rate Note filed herewith, is not being filed)

4.4	Floating Rate Note and related Guarantee

5.1	Opinion of Hogan & Hartson L.L.P. regarding the legality of the Notes and related Guarantees

12.1	Statement of Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Hogan & Hartson L.L.P. (included in Exhibit 5.1)

99.1	Press release

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